                      [PHOTO OF WOMEN WITH 3 KIDS]
                                                                        [LOGO]
THE STRONG
MID CAP GROWTH
FUND II

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INVESTMENT REVIEW
     The Strong Mid Cap Growth Fund II.....................................2

FINANCIAL INFORMATION
     Schedule of Investments in Securities.................................4

     Statement of Assets and Liabilities...................................6

     Statement of Operations...............................................7

     Statements of Changes in Net Assets...................................8

     Notes to Financial Statements.........................................9

FINANCIAL HIGHLIGHTS......................................................11
REPORT OF INDEPENDENT ACCOUNTANTS.........................................11

ANNUAL REPORT - DECEMBER 31, 1999

                      THE STRONG MID CAP GROWTH FUND II
                      ---------------------------------

PERSPECTIVES
FROM THE MANAGERS

/s/ Ronald C. Ognar                           /s/ Derek Felske

Ronald C. Ognar                               Derek Felske
Portfolio Co-manager                          Portfolio Co-manager

-------------------------------------------------------------------------------

Upon assuming management of the Strong Mid Cap Growth Fund II, we substantially altered the Fund's portfolio by selecting companies exhibiting superior revenue growth led by high-quality management teams in industries with dynamic growth potential.

The Fund's renewed emphasis on what we believe are high-quality mid-cap growth companies has resulted in a significant increase in our technology exposure. We focused these investments in direct beneficiaries of the growth of the networked economy. Within the mid-cap universe, the fastest growth rates continued to be produced by leading technology companies enjoying the positive benefits of new product cycles, buttressed by the need of corporations to enhance productivity to compete in a global economy. While such returns may not be sustainable in the long run, the Fund certainly benefited from this sector's performance. The growth of the Internet and its growing role as an important source of competitive advantage should continue to enhance the prospects of companies engaged in business-to-business commerce, wireless connectivity, Internet content, bandwidth expansion, and a host of other applications.

We continued to maintain a positive stance on energy service companies. In 1998, the deflationary impact of the Asian economic crises, coupled with an unusually mild winter, led to sharply lower oil prices. With relative valuations extremely attractive amid signs of



-------------------------------------------------------------------------------

WE BELIEVE MID-CAP GROWTH STOCKS CONTINUE TO OFFER ATTRACTIVE RETURN POTENTIAL.

-------------------------------------------------------------------------------
[SIDENOTE]
FUND
HIGHLIGHTS

- Ronald Ognar and Derek Felske assumed portfolio management responsibility of the Fund on January 31, 1999. Reflecting the managers' investment philosophy, the Fund's technology exposure was increased during the year.

- The Fund returned 89.88% in 1999. This compared very favorably with the Lipper Mid-Cap Growth Funds Index return of 73.72% and the 14.72% return of the S&P MidCap 400 Stock Index.*

- Technology, energy services, and consumer cyclical holdings provided strong relative performance results for the Fund. Exposure to interest-rate sensitive issues was a negative contributor.

-------------------------------------------------------------------------------
[SIDENOTE]

                                AVERAGE ANNUAL
                                TOTAL RETURNS(1)

                                 As of 12-31-99



                               1-year        89.88%

                         Since Inception     46.90%
                            (on 12-31-96)


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[SIDENOTE]
                                  FIVE LARGEST
                                 STOCK HOLDINGS

                                 As of 12-31-99



                         Security           % of Net Assets
-------------------------------------------------------------------------------

         Extreme Networks, Inc.                               2.3%

         Cooper Cameron Corp.                                 2.3%

         Smith International, Inc.                            2.0%

         Peregrine Systems, Inc.                              1.9%

         Juniper Networks, Inc.                               1.8%

Please see the Schedule of Investments in Securities for a complete listing of the Fund's portfolio.

(1) The Fund's returns include the effect of deducting the Fund's expenses, but do not include charges and expenses attributable to any particular insurance product. Including such insurance fees and expenses in the Fund's return quotations has the effect of decreasing the performance quoted.

rebounding prices and increased drilling activity, we made an investment in the sector. Thus far, the underlying fundamentals appear to be improving:
OPEC members are substantially complying with announced production quotas, and economic conditions in Asia (an important source of incremental demand) appear to have stabilized.

During the coming months, we expect the U.S. economy to continue to grow, though we expect the growth to be more moderate than in the recent months. We also expect the Federal Reserve to remain ready to nudge interest rates higher should signs of inflationary pressure emerge. This environment, in our view, strongly favors companies that are able to generate unit growth. This is because without the ability to raise prices easily, it takes unit growth to support the higher revenue run rates needed to offset cost pressures. For this reason, we believe mid-cap growth stocks continue to offer attractive return potential. Unlike their larger-cap brethren, mid-cap growth stocks often offer pure exposure to dynamic niche markets, new product cycles, or innovative new services. As growth investors, our investment team is constantly on the lookout for companies exhibiting sustainable fundamental improvement.

We thank you for your interest in the Strong Mid Cap Growth Fund II and look forward to continuing to help you pursue your vital financial goals.


            GROWTH OF AN ASSUMED $10,000 INVESTMENT
                 FROM 12-31-96 TO 12-31-99

[GRAPH]


               THE STRONG             S&P          UPPER MID-CAP
              MID CAP GROWTH       MIDCAP 400      GROWTH FUNDS
                FUND II            STOCK INDEX        INDEX*
              --------------       -----------     -------------
12-96            10,000              10,000           10,000
06-97            11,370              11,299           10,329
12-97            12,975              13,225           11,134
06-98            15,122              14,367           12,332
12-98            16,695              15,753           12,558
06-99            21,294              16,836           14,590
12-99            31,700              18,072           21,816


This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P MidCap 400 Stock Index, and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares.

-------------------------------------------------------------------------------
[SIDENOTE]
YOUR FUND'S
APPROACH

THE STRONG MID CAP GROWTH FUND II SEEKS CAPITAL GROWTH BY INVESTING IN MEDIUM-CAPITALIZATION COMPANIES THAT THE MANAGERS BELIEVE HAVE FAVORABLE PROSPECTS FOR ACCELERATING GROWTH OF EARNINGS BUT ARE SELLING AT REASONABLE PRICES BASED ON EARNINGS, CASH FLOW, OR ASSET VALUE. "MEDIUM-CAPITALIZATION COMPANIES" REFERS TO THOSE COMPANIES WITH MARKET CAPITALIZATIONS SUBSTANTIALLY SIMILAR TO THAT OF COMPANIES IN THE S&P MIDCAP 400 INDEX AT THE TIME OF INVESTMENT.

-------------------------------------------------------------------------------
[SIDENOTE]
MARKET
HIGHLIGHTS

- Although the stock market's advance was very narrow, companies generating superior revenue growth performed extremely well throughout the period.

- The Federal Reserve hiked short-term interest rates in response to a strong domestic economy and signs of economic strength overseas. This helped fuel market volatility. Even with the Federal Reserve's current neutral stance on interest rates, further hikes appear likely if inflationary pressures increase or foreign economies heat up.

- Corporate earnings growth has begun to reaccelerate, belying earlier fears of a significant slowdown in corporate profits. Given this improvement, as well as improving prospects for a broad-based global economic recovery, many analysts have ratcheted up their earnings estimates for cyclical sectors such as technology.

-------------------------------------------------------------------------------

* The S&P MidCap 400 Stock Index is an unmanaged index generally representative of the U.S. stock market for medium capitalization stocks. The Lipper Mid-Cap Growth Funds Index is an equally-weighted performance index of the largest qualifying funds in this Lipper category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULE OF INVESTMENTS IN SECURITIES                                         December 31, 1999
-----------------------------------------------------------------------------------------------
                            STRONG MID CAP GROWTH FUND II
-----------------------------------------------------------------------------------------------
                                                              Shares or
                                                              Principal                Value
                                                                Amount                (Note 2)
-----------------------------------------------------------------------------------------------
COMMON STOCKS 89.0%
BANK - SUPER REGIONAL 1.2%
State Street Corporation                                        53,500             $  3,908,844

BROKERAGE & INVESTMENT MANAGEMENT 4.5%
Donaldson, Lufkin & Jenrette, Inc.                              51,000                2,467,125
Knight/Trimark Group, Inc. Class A (b)                          84,000                3,864,000
Lehman Brothers Holdings, Inc.                                  54,500                4,615,469
PaineWebber Group, Inc.                                         96,000                3,726,000
                                                                                      ---------
                                                                                     14,672,594
COMPUTER - PERIPHERAL EQUIPMENT 1.3%
SanDisk Corporation (b)                                         44,500                4,283,125

COMPUTER SOFTWARE 19.6%
Aspect Development, Inc. (b)                                    55,000                3,767,500
Brocade Communications Systems, Inc. (b)                        30,000                5,310,000
Check Point Software Technologies, Ltd. (b)                     28,500                5,664,375
Citrix Systems, Inc. (b)                                        12,500                1,537,500
J.D. Edwards & Company (b)                                     184,500                5,511,937
Electronic Arts, Inc. (b)                                       16,500                1,386,000
Entrust Technologies, Inc. (b)                                  45,900                2,751,131
Extreme Networks, Inc. (b)                                      89,500                7,473,250
Finisar Corporation (b)                                         13,200                1,186,350
Foundry Networks, Inc. (b)                                       6,000                1,810,125
Intuit, Inc. (b)                                                39,000                2,337,562
MicroStrategy, Inc. (b)                                         12,300                2,583,000
Parametric Technology Corporation (b)                          106,000                2,868,625
PeopleSoft, Inc. (b)                                            70,500                1,502,531
Peregrine Systems, Inc. (b)                                     75,000                6,196,875
SCM Microsystems, Inc. (b)                                      47,600                3,043,425
Sybase, Inc. (b)                                                93,000                1,581,000
Veritas Software Corporation (b)                                28,500                4,079,063
Verity, Inc. (b)                                                67,500                2,872,969
                                                                                      ---------
                                                                                     63,463,218
COMPUTER SYSTEMS 1.7%
VA Linux Systems, Inc. (b)                                      27,000                5,578,875

ELECTRONIC INSTRUMENTATION 1.5%
PE Corporation-PE Biosystems Group                              39,500                4,752,344

ELECTRONICS - MISCELLANEOUS COMPONENTS 0.7%
Sawtek, Inc. (b)                                                32,500                2,163,281

ELECTRONICS - SEMICONDUCTOR EQUIPMENT 1.6%
ASM Lithography Holding NV (b)                                  13,700                1,558,375
Credence Systems Corporation (b)                                42,000                3,633,000
                                                                                     ----------
                                                                                      5,191,375
ELECTRONICS - SEMICONDUCTOR MANUFACTURING 3.1%
Conexant Systems, Inc. (b)                                      24,000                1,593,000
Genesis Microchip, Inc. (b)                                    182,000                3,844,750
HI/FN, Inc. (b)                                                 65,500                2,538,125
PMC-Sierra, Inc. (b)                                             9,500                1,522,969
Triquint Semiconductor, Inc. (b)                                 5,000                  556,250
                                                                                     ----------
                                                                                     10,055,094
HEALTHCARE - BIOMEDICAL/GENETIC 4.3%
Chiron Corporation (b)                                          40,500                1,716,187
Genzyme Corporation (b)                                         72,500                3,262,500
Immunex Corporation (b)                                         20,500                2,244,750
Medimmune, Inc. (b)                                             30,500                5,059,187
Millennium Pharmaceuticals, Inc. (b)                            13,500                1,647,000
                                                                                     ----------
                                                                                     13,929,624

HEALTHCARE - INSTRUMENTATION 0.5%
Affymetrix, Inc. (b)                                            10,000               $1,696,875

HEALTHCARE - PATIENT CARE 3.2%
Health Management Associates, Inc. Class A (b)                 308,000                4,119,500
Omnicare, Inc.                                                 275,100                3,301,200
Tenet Healthcare Corporation (b)                               133,000                3,125,500
                                                                                     ----------
                                                                                     10,546,200
HEALTHCARE - PRODUCT 1.3%
Sepracor, Inc. (b)                                              44,500                4,413,844

INSURANCE - ACCIDENT & HEALTH 0.8%
AFLAC, Inc.                                                     55,000                2,595,313

INTERNET - E*COMMERCE 3.5%
DoubleClick, Inc. (b)                                           10,500                2,657,156
Internet Capital Group, Inc. (b)                                33,800                5,746,000
PurchasePro.com, Inc. (b)                                       22,000                3,025,000
                                                                                     ----------
                                                                                     11,428,156
INTERNET - INTERNET SERVICE PROVIDER/CONTENT 4.7%
Akamai Technologies, Inc. (b)                                    9,200                3,014,150
Engage Technologies, Inc. (b)                                   29,500                1,770,000
MP3.com, Inc. (b)                                               81,500                2,582,531
USinternetworking, Inc. (b)                                     35,500                2,480,563
VerticalNet, Inc. (b)                                           32,000                5,248,000
                                                                                     ----------
                                                                                     15,095,244
INTERNET - NETWORK SECURITY/SOLUTIONS 7.8%
CacheFlow, Inc. (b)                                             22,000                2,875,125
Digital Island, Inc. (b)                                        11,500                1,093,937
Exodus Communications, Inc. (b)                                 34,500                3,064,031
Juniper Networks, Inc. (b)                                      17,500                5,950,000
Open Market, Inc. (b)                                           73,000                3,294,125
Redback Networks, Inc. (b)                                      13,500                2,396,250
VeriSign, Inc. (b)                                              11,000                2,100,313
Viant Corporation (b)                                           47,000                4,653,000
                                                                                     ----------
                                                                                     25,426,781
INTERNET - SOFTWARE 8.6%
Ariba, Inc. (b)                                                  7,000                1,241,625
CMGI, Inc. (b)                                                  12,000                3,322,500
F5 Networks, Inc. (b)                                           36,000                4,104,000
FreeMarkets, Inc. (b)                                           11,100                3,788,569
Media Metrix, Inc. (b)                                          76,000                2,717,000
Phone.com, Inc. (b)                                             34,200                3,965,062
Portal Software, Inc. (b)                                       32,500                3,343,438
Proxicom, Inc. (b)                                              26,000                3,232,125
Vignette Corporation (b)                                        12,500                2,037,500
                                                                                     ----------
                                                                                     27,751,819
LEISURE PRODUCT 1.4%
Harley-Davidson, Inc.                                           69,500                4,452,344

MEDIA - RADIO/TV 0.8%
Westwood One, Inc.(b)                                           32,000                2,432,000

OIL WELL EQUIPMENT & SERVICE 7.9%
BJ Services Company (b)                                         79,500                3,324,094
Cooper Cameron Corporation (b)                                 152,500                7,462,969
ENSCO International, Inc.                                      131,000                2,996,625
Noble Drilling Corporation (b)                                 165,000                5,403,750
Smith International, Inc. (b)                                  127,500                6,335,156
                                                                                     ----------
                                                                                     25,522,594



-----------------------------------------------------------------------------------------------
                            STRONG MID CAP GROWTH FUND II (continued)
-----------------------------------------------------------------------------------------------
                                                              Shares or
                                                              Principal                Value
                                                                Amount                (Note 2)
-----------------------------------------------------------------------------------------------
PAPER & FOREST PRODUCTS 0.6%
Champion International Corporation                              30,000               $1,858,125

PRECIOUS METAL/GEM/STONE 0.7%
Newmont Mining Company                                          87,000                2,131,500

TELECOMMUNICATION EQUIPMENT 6.8%
Aware, Inc. (b)                                                 76,000                2,764,500
E-Tek Dynamics, Inc. (b)                                        15,000                2,019,375
General Instrument Corporation (b)                              27,500                2,337,500
Harmonic, Inc. (b)                                              45,500                4,319,656
JDS Uniphase Corporation (b)                                    24,000                3,871,500
Next Level Communications, Inc. (b)                             62,000                4,642,250
Pair Gain Technologies, Inc. (b)                               154,000                2,184,875
                                                                                     ----------
                                                                                     22,139,656
TELECOMMUNICATIONS - SERVICES 0.9%
NEXTLINK Communications, Inc. (b)                               34,000                2,824,125

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Total Common Stocks (Cost $235,103,279)                                             288,312,950
-----------------------------------------------------------------------------------------------

SHORT-TERM INVESTMENTS (A) 13.6%
Commercial Paper 1.5%
Interest Bearing, Due Upon Demand
Pitney Bowes Credit Corporation, 6.10%$                       3,000,000               3,000,000
Warner Lambert Company, 6.08%                                 1,556,750               1,556,750
Wisconsin Electric Power Company, 6.04%                         418,700                 418,700
                                                                                      ---------
                                                                                      4,975,450

REPURCHASE AGREEMENTS 12.1%
ABN-AMRO Inc. (Dated 12/31/99), 2.75%,
  Due 1/03/00 (Repurchase proceeds $39,008,938);
  Collateralized by: U.S. Government &
  Agency Issues (c)                                          39,000,000              39,000,000

-----------------------------------------------------------------------------------------------
Total Short-Term Investments (Cost $43,975,450)                                      43,975,450
-----------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------
Total Investments in Securities (Cost $279,078,729)102.6%                           332,288,400
  Other Assets and Liabilities, Net (2.6%)                                           (8,404,394)
-----------------------------------------------------------------------------------------------
NET ASSETS 100%                                                                    $323,884,006
================================================================================================



-------------------------------------------------------------------------------
LEGEND
-------------------------------------------------------------------------------

(a) Short-term investments include any security which has a maturity of less than one year.
(b) Non-income producing security.
(c) See Note 2(I) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                 See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
-------------------------------------------------------------------------------
December 31, 1999


                                                                   STRONG MID CAP
                                                                   GROWTH FUND II
                                                                   --------------
ASSETS:
   Investments in Securities, at Value
      (Including Repurchase Agreements of $39,000,000)
      (Cost of $279,078,729)                                        $332,288,400
   Receivable for Securities Sold                                      9,685,582
   Dividends and Interest Receivable                                      58,642
   Other Assets                                                            5,563
                                                                    ------------
   Total Assets                                                      342,038,187

LIABILITIES:
   Payable for Securities Purchased                                   18,122,410
   Accrued Operating Expenses and Other Liabilities                       31,771
                                                                    ------------
   Total Liabilities                                                  18,154,181
                                                                    ------------
NET ASSETS                                                          $323,884,006
                                                                    ============
NET ASSETS CONSIST OF:
   Capital Stock (par value and paid-in capital)                    $229,870,466
   Undistributed Net Realized Gain                                    40,803,869
   Net Unrealized Appreciation                                        53,209,671
                                                                    ------------
   Net Assets                                                       $323,884,006
                                                                    ============
Capital Shares Outstanding (Unlimited Number Authorized)              10,662,947

NET ASSET VALUE PER SHARE                                                 $30.37
                                                                    ============


 6


                           See Notes to Financial Statements.

STATEMENT OF OPERATIONS
-------------------------------------------------------------------------------
For the Year Ended December 31, 1999

                                                                               STRONG MID CAP
                                                                               GROWTH FUND II
                                                                               --------------
INCOME:
   Dividends                                                                      $  127,929
   Interest                                                                          774,024
                                                                               -------------
   Total Income                                                                      901,953

EXPENSES:
   Investment Advisory Fees                                                          959,912
   Custodian Fees                                                                     28,115
   Shareholder Servicing Costs                                                       108,107
   Other                                                                              27,177
                                                                                ------------
   Total Expenses before Waivers and Absorptions                                   1,123,311
   Voluntary Expense Waivers and Absorptions by Advisor                              (22,959)
                                                                                ------------
   Expenses, Net                                                                   1,100,352
                                                                                ------------
NET INVESTMENT LOSS                                                                 (198,399)

REALIZED AND UNREALIZED GAIN:
   Net Realized Gain on Investments                                               41,138,940
   Net Change in Unrealized Appreciation/Depreciation on Investments              50,565,126
                                                                                ------------
NET GAIN ON INVESTMENTS                                                           91,704,066
                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                             $91,505,667
                                                                                 ===========


                                                                               7



                           See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                   STRONG MID CAP GROWTH FUND II
                                                                   -----------------------------
                                                                     Year Ended        Year Ended
                                                                    Dec. 31, 1999     Dec. 31, 1998
                                                                    -------------     -------------
OPERATIONS:
   Net Investment Loss                                                 ($198,399)        ($24,804)
   Net Realized Gain/(Loss)                                           41,138,940           (7,363)
   Net Change in Unrealized Appreciation/Depreciation                 50,565,126        2,515,909
                                                                    ------------      -----------
   Net Increase in Net Assets Resulting from Operations               91,505,667        2,483,742

DISTRIBUTIONS:
   From Net Investment Income                                                  --             (41)
   From Net Realized Gains                                               (42,659)              --
                                                                    ------------      -----------
   Total Distributions                                                   (42,659)             (41)

CAPITAL SHARE TRANSACTIONS:
   Proceeds from Shares Sold                                         231,717,793       16,440,591
   Proceeds from Reinvestment of Distributions                            42,659               41
   Payment for Shares Redeemed                                       (16,069,226)      (4,568,533)
                                                                    ------------      -----------
   Net Increase in Net Assets from Capital Share Transactions        215,691,226       11,872,099
                                                                    ------------      -----------
TOTAL INCREASE IN NET ASSETS                                         307,154,234       14,355,800

NET ASSETS:
   Beginning of Year                                                  16,729,772        2,373,972
                                                                    ------------     ------------
   End of Year                                                      $323,884,006      $16,729,772
                                                                    ============      ===========

TRANSACTIONS IN SHARES OF THE FUND:
   Sold                                                               10,393,156        1,194,214
   Issued in Reinvestment of Distributions                                 2,453                3
   Redeemed                                                             (776,934)        (340,700)
                                                                     -----------      -----------
   Net Increase in Shares of the Fund                                  9,618,675          853,517
                                                                     ===========      ===========

















8
                            See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
-------------------------------------------------------------------------------
December 31, 1999


1. Organization

     Strong Mid Cap Growth Fund II (formerly know as Strong Growth Fund II) is a diversified series of Strong Variable Insurance Funds, Inc., an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 1999, approximately 74% of the Fund's shares were owned by the separate accounts of one insurance company.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

     (A) Security Valuation -- Securities of the Fund are valued at fair value through valuations obtained by a commercial pricing service or the mean of the bid and asked prices when no last sales price is available. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Directors. Securities which are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

         The Fund may own certain investment securities which are restricted as to resale. These securities are valued after giving due consideration to pertinent factors, including recent private sales, market conditions and the issuer's financial performance. The Fund generally bears the costs, if any, associated with the disposition of restricted securities. The Fund held no restricted securities at December 31, 1999.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders-- The Fund intends to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is required.

         Net investment income or net realized gains for financial statement purposes may differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature.

         The Fund generally pays dividends from net investment income and distributes any net capital gains that it realizes annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined on a first-in, first-out basis.

     (D) Certain Investment Risks -- The Fund may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Fund's investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices or interest rates. The use of these instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the instruments and the underlying securities, or that the counterparty will fail to perform its obligations.

         Investments in foreign denominated assets or forward currency contracts may involve greater risks than domestic investments, due to currency, political, economic, regulatory and market risks.

     (E) Futures -- Upon entering into a futures contract, the Fund pledges to the broker cash or other investments equal to the minimum "initial margin" requirements of the exchange. Additional securities held by the Fund may be designated as collateral on open futures contracts. The Fund also receives from or pays to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Fund may write put or call options (none were written during the period). Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability which is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option expires, is exercised, or is closed, the Fund realizes a gain or loss, and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Additional securities held by the Fund may be designated as collateral on written options.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

-------------------------------------------------------------------------------
December 31, 1999


     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Repurchase Agreements -- The Fund may enter into repurchase agreements with institutions that the Fund's investment advisor, Strong Capital Management, Inc. ("the Advisor"), has determined are creditworthy pursuant to criteria adopted by the Board of Directors. Each repurchase agreement is recorded at cost. The Fund requires that the collateral, represented by securities (primarily U.S. Government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Fund to obtain those securities in the event of a default of the repurchase agreement. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

     (J) Use of Estimates -- The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (K) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discounts.



3.   RELATED PARTY TRANSACTIONS

     The Advisor, with whom certain officers and directors of the Fund are affiliated, provides investment advisory services and shareholder recordkeeping and related services to the Fund. Investment advisory fees, which are established by terms of the Advisory Agreement, are based on an annualized rate of 1.00% of the average daily net assets of the Fund. Based on the terms of the Advisory Agreement, advisory fees and other expenses will be waived or absorbed by the Advisor if the Fund's operating expenses exceed 2% of the average daily net assets of the Fund. In addition, the Fund's Advisor may voluntarily waive or absorb certain expenses at its discretion. Shareholder recordkeeping and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. The Advisor also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund's level of subscription and redemption activity. Charges allocated to the Fund by the Advisor for the year ended December 31, 1999 of $2,304 are included in Other Expenses in the Fund's Statement of Operations. The Advisor is also compensated for certain other services related to costs incurred for reports to shareholders.

     The Fund may invest cash in money market funds sponsored and managed by the Advisor, subject to certain limitations. The terms of such transactions are identical to those of non-related entities except that, to avoid duplicate investment advisory fees, advisory fees of the Fund are reduced by an amount equal to advisory fees paid to the Advisor under its investment advisory agreement with the money market funds.

     The amount payable to the Advisor at December 31, 1999, shareholder servicing and other expenses paid to the Advisor, and unaffiliated directors' fees, excluding the effect of waivers and absorbtions, for the year then ended, were $23,753, $108,108 and $1,500, respectively.

4.   LINE OF CREDIT

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total net assets or any explicit borrowing limits in the Fund's prospectus. Principal and interest of each borrowing on the LOC are due not more than 60 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of .08% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. At December 31, 1999, there were no borrowings by the Fund outstanding under the LOC.

5.   INVESTMENT TRANSACTIONS

     The aggregate purchases and sales of long-term securities, other than government securities, for the year ended December 31, 1999 were $750,386,716 and $569,243,720, respectively. There were no purchases or sales of long-term government securities during the year-ended December 31, 1999.

6.   INCOME TAX INFORMATION

     At December 31, 1999, the cost of investments in securities for federal income tax purposes was $279,843,544. Net unrealized appreciation of securities was $52,444,856, consisting of gross unrealized appreciation and depreciation of $56,353,529 and $3,908,673, respectively.

     During the year ended December 31, 1999, the Fund paid a capital gain distribution (taxable as long-term capital gains at 20%) to shareholders of $24,547 (unaudited).

     For corporate shareholders in the Fund, the percentage of dividend income distributed for the year ended December 31, 1999, which is designated as qualifying for the dividends-received deduction is 0% (unaudited).

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------
STRONG MID CAP GROWTH FUND II
-------------------------------------------------------------------------------

                                                                        Year Ended
                                                                  ------------------------
                                                                  Dec. 31, Dec. 31, Dec. 31,
Selected Per-Share Data(a)                                          1999     1998     1997
-----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                              $16.02   $12.45    $10.00
Income From Investment Operations:
   Net Investment Income (Loss)                                    (0.02)   (0.02)     0.02
   Net Realized and Unrealized Gains on Investments                14.40     3.59      2.94
-----------------------------------------------------------------------------------------------
   Total from Investment Operations                                14.38     3.57      2.96
Less Distributions:
   From Net Investment Income                                          -    (0.00)(b) (0.01)
   In Excess of Net Investment Income                                  -        -     (0.15)
   From Net Realized Gains                                         (0.03)       -     (0.14)
   In Excess of Net Realized Gains                                     -        -     (0.21)
-----------------------------------------------------------------------------------------------
   Total Distributions                                             (0.03)   (0.00)(b) (0.51)
-----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                    $30.37   $16.02    $12.45
===============================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------
  Total Return                                                    +89.9%   +28.7%   +29.8%
  Net Assets, End of Period (In Thousands)                      $323,884  $16,730   $2,374
  Ratio of Expenses to Average Net Assets
   Without Waivers and Absorptions                                  1.2%     1.6%     2.0%
  Ratio of Expenses to Average Net Assets                           1.1%     1.2%     1.2%
  Ratio of net investment income (loss) to average net assets      (0.2%)   (0.3%)    0.2%
  Portfolio Turnover Rate                                         647.7%   329.1%   541.3%



 (a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.

 (b) Amount calculated is less than $0.01.

                           See Notes to Financial Statements.



REPORT OF INDEPENDENT ACCOUNTANTS
-------------------------------------------------------------------------------

To the Board of Directors of Strong Variable Insurance Funds, Inc. and the Shareholders of Strong Mid Cap Growth Fund II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the position of Strong Mid Cap Growth Fund II (the "Fund") (one of the portfolios constituting the Strong Variable Insurance Funds, Inc.) at December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers and the application of alternative auditing procedures where broker confirmations were not received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Milwaukee, Wisconsin
February 3, 2000

                                                                      11